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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):   February 12, 2001





                              VIRTUALFUND.COM, INC.
             (Exact name of registrant as specified in its charter)



          Minnesota                     0-18114                   41-1612861
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)




                        6462 City West Parkway, Suite 175
                          Eden Prairie, Minnesota 55344
              (Address of registrant's principal executive offices)



                                 (952) 941-8687
                         (Registrant's telephone number)
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Item 5.  Other Events.

         VirtualFund.com, Inc. issued the following press release:

         1). Former Virtual Fund CEO Masters Cancels Meeting of Shareholders Set For Tomorrow Company Reaffirms April Meeting (February 12, 2001)


Item 7 (c).  Exhibits.

         Exhibit 99.10              Press Release dated February 12, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIRTUALFUND.COM, INC.
                                                     (Registrant)

Dated:  February 14, 2001                   By:  /s/ Joseph Beckman
                                                 ------------------------------

                                            Name:  Joseph Beckman

                                            Title:  Secretary

                              VIRTUALFUND.COM, INC.
                              EXHIBITS TO FORM 8-K
                                FEBRUARY 14, 2001

The following exhibits are filed with this Form 8-K:

         Exhibit 99.10              Press Release dated February 12, 2001

                                       2.